EXHIBIT 4.1

                     FIRST AMENDMENT TO COMMON STOCK WARRANT

     This FIRST AMENDMENT TO COMMON STOCK WARRANT ("First Amendment") is made and entered into as of the 24th day of August, 2009, by and between CHOCOLATE CANDY CREATIONS, INC., a Delaware corporation ("CCC") and _____________________ ("Holder").
                            WITNESSETH:

     WHEREAS, CCC had delivered to Holder that certain Common Stock Warrant of CCC dated as of November 6, 2006 (the "Warrant");

     WHEREAS, the parties have agreed to amend the Warrant as provided below.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CCC and Holder agree as follows:

                                TERMS

1. Defined Terms. Capitalized but undefined terms herein shall have the meanings given to them in the Warrant.

2. Amendment to Warrant. The title and first paragraph of the Warrant is amended and restated as follows:

                    WARRANT TO PURCHASE COMMON STOCK
                                 OF
                    CHOCOLATE CANDY CREATIONS, INC.

     No. ___ This is to Certify that ___________ or assigns ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from Chocolate Candy Creations, Inc., a Delaware Corporation (the "Company") ________ shares of fully paid, validly issued and nonassessable shares of common stock of the Company ("Common Stock") at a price of $0.05 per share at any time or from time to time during the period from November 6, 2006 until November 6, 2016 (the "Exercise Period"), subject to adjustment as set forth herein; provided however that this Warrant may not be exercised until the fifth anniversary of the date hereof unless prior thereto a "Change in Control" (as hereafter defined) of the Company has occurred in which event this Warrant may be exercised at any time after seventy (70) days following such "Change in Control" until the expiration of the Exercise Period. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price".

3. Reaffirmation. CCC hereby reaffirms all covenants, representations, and warranties made by it, and all obligations owed by it, pursuant to the Warrant (to the extent the same is not amended herein) and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the date this First Amendment becomes effective (unless a representation and warranty is stated to be given on and as of a specific date, in which case such representation and warranty shall be true, correct, and complete as of such date, except to the extent, if any, amended hereby). CCC and the Holder acknowledge that the holders of at least 66 2/3 of the Warrants dated November 6, 2006 have consented to this First Amendment.

4. Reference to and Effect on the Warrant. Except as specifically amended to or agreed to herein, the Warrant shall remain in full force and effect and is hereby ratified and confirmed.

5. Execution in Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same document. Delivery of an executed counterpart of the First Amendment by facsimile shall have the same effect as delivery of a manually executed counterpart of this First Amendment.

6. Headings. Section headings in this First Amendment are included herein for the convenience of reference only and shall not constitute a part of this First Amendment for any other purpose. [Signatures on Following Page]


     IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed by their respective authorized officers as of the day and year first
above   written.


                            CHOCOLATE   CANDY   CREATIONS,   INC.

                           By:___________________________________
                         Name: Alyssa Cohen
                        Title: President



                                 WARRANT HOLDER:

                                     [NAME]

                           By:___________________________________